UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 25, 2013
Date of Report (Date of earliest event reported)

ECHO AUTOMOTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53681	98-0599680
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

16000 N. 80th Street, Suite E, Scottsdale, AZ 85260
(Address of Principal Executive Offices)

(855) 324-6288
(Registrant’s telephone number, including area code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.             Other Events.

On November 25, 2013, the Board of Directors of Echo Automotive, Inc. (the “Company”) adopted the 2013 Equity Incentive Plan (the “Plan”) and reserved 8,000,000 shares of the Company’s common stock for issuance thereunder to officers, directors, employees and consultants of the Company. A copy of the Plan is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.              Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Exhibit Description

99.1	2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO AUTOMOTIVE, INC.
a Nevada corporation

Dated: December 3, 2013	By:	/s/ Todd Lawson
Todd Lawson
Chief Financial Officer